8/8/2006 12:33:24 PM8/8/2006 12:33:24 PM

Exhibit 99.1

Lender’s Meeting Presentation August 7, 2006

Forward Looking Statements Certain of the statements made in this presentation are forward-looking and are based upon information available to the Company on the date hereof. The Company, through its management, may also from time to time make oral forward-looking statements. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby identifying important factors that could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of the Company. Any such statement is qualified by reference to the following cautionary statements. The Company believes that the material risks and uncertainties that could affect the outlook of an airline operating under Chapter 11 and in a global economy include, among others, the ability of the Company to continue as a going concern, the ability of the Company to obtain and maintain any necessary financing for operations and other purposes, whether debtor-in-possession financing or other financing, the ability of the Company to maintain adequate liquidity, the ability of the Company to absorb escalating fuel costs, the Company’s ability to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted by it from time to time, the ability of the Company to develop, confirm and consummate a plan of reorganization with respect to its Chapter 11 proceedings, risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm a plan of reorganization, to appoint a Chapter 11 trustee or to convert the cases to Chapter 7 cases, the ability of the Company to obtain and maintain normal terms with vendors and service providers, the Company’s ability to maintain contracts that are critical to its operations, the ability of the Company to realize assets and satisfy liabilities without substantial adjustments and/or changes in ownership, the potential adverse impact of the Chapter 11 proceedings on the Company’s liquidity or results of operations, the ability of the Company to operate pursuant to the terms of its financing facilities (particularly the related financial covenants), the ability of the Company to attract, motivate and/or retain key executives and associates, the future level of air travel demand, the Company’s future passenger traffic and yields, the airline industry pricing environment, increased costs for security, the cost and availability of aviation insurance coverage and war risk coverage, the general economic condition of the United States and other regions of the world, the price and availability of jet fuel, the aftermath of the war in Iraq, the possibility of additional terrorist attacks or the fear of such attacks, concerns about SARS, Avian flu or other influenza or contagious illnesses, labor strikes, work disruptions, labor negotiations both at other carriers and the Company, low cost carrier expansion, capacity decisions of other carriers, actions of the U.S. and foreign governments, foreign currency exchange rate fluctuations, inflation and other factors discussed herein. Additional information with respect to these factors and other events that could cause differences between forward-looking statements and future actual results is contained in "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" of Form 10-Q for the quarter ended March 31, 2006 and "Item 1. Business – Risk Factors Related to Northwest and the Airline Industry" in the Company's Annual Report on Form 10-K for the year ended December 31, 2005. We undertake no obligation to update any forward looking statements to reflect events or circumstances that may arise after the date of this release. Developments in any of these areas, as well as other risks and uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings, could cause the Company’s results to differ from results that have been or may be projected by or on behalf of the Company

Meeting Agenda Welcome and Introductions Restructuring and Strategic Overview Review of Financial Results Transaction Overview Tom Hollahan Citigroup Doug Steenland Northwest Airlines Neal Cohen Northwest Airlines Jim McCarthy Citigroup

Doug Steenland President and CEO

Cornerstones of restructuring plan Competitive cost structure Right-size / re-optimize network and fleet Restructure balance sheet Simple Focused Comprehensive

All elements of the plan targeted to produce $2.5 bil in P&L improvements $2.2 bil reduction incl: $1.4 bil labor $400 mil fleet $150 mil debt-related $150+ mil non-labor competitive costs focus on core markets elim unprofitable flying improve RASM improve margins right-size / re-optimize elim $4.4 bil debt competitive liquidity raise new capital pension solution balance sheet

So far, plan execution is on target Sep-05 1H07 LiquidityCostsNetwork &Fleet

2Q06 results showed significant improvement (280) 179 (8.8%) 5.4% Pre-tax Income ($mil) excludes reorganization and unusual items RASM / CASM ex-fuel (% YoY) 2Q052Q0616.3(11.0)ConsolidatedRASMMainlineCASM ex-fuel

Labor cost restructuring implemented $1.4 bil labor savings in place New 5-6 year agreements reached with ALPA, IAM, ATSA, TWU and NAMA Maintenance organization restructured AFA tentative agreement not ratified; terms of March TA implemented All labor agreements implemented as of August 1 NW Labor Costs ($ bil) Labor Status 40% total reduction *includes $1.4 bil labor savings, $0.2 bil capacity reduction/other $3.8$2.220042007E*

AFA Update Flight attendants did not ratify TA on July 31 $195 mil in savings Second consecutive TA which did not ratify Implemented terms of March TA pursuant to court ruling Allows company to implement ratified agreements with ALPA and IAM to achieve $1.4 bil labor cost savings Seeking injunction preventing any potential work actions Continue to bargain with AFA in accordance with Railway Labor Act

Pension Legislation House passed Pension Protection Act on July 28 (H.R. 4) provides relief for all airlines with defined benefit (DB) plans 17 years funding, 8.85% rate for frozen DB plans NW has frozen its pilot and salaried DB plans and with legislation can implement a freeze of its contract DB plan Senate passed H.R. 4 on August 3; Presidential approval pending Collaborative effort with NWA’s union leaders, particularly ALPA

Domestic On-time Arrivals (%) Jan-Jun Completion Factor (%) Jan-Jun During restructuring, our operational performance remains strong 78.576.473.379.572.479.6NWUS/HPDLAAUACO99.098.998.599.098.299.4CONWUS/HPAADLUA

What’s next Presidential signing of H.R. 4 Complete fleet restructuring Complete 76-seat RJ certification / order Raise capital necessary to exit On-track to emerge in first half of 2007

Strategic Overview

Key Heartland Position #1 carrier with 24% share 75% of domestic revenue DTW MSP MEM

Valuable Pacific Network With 787 deliveries and Tokyo hub, NW will maintain and grow its Japan market leading position Existing NWA route New 787 Overfly (tbd) DTWMSP LAXSFOSEAHNLSELPEKSINBKKSHAHKGMNLTPENRT PDXCANKIXPUSSPNGUMNewRoutes NGO

KLM/NW JV remains core of NW Atlantic operation new A330s replace DC10s by Oct 06 KLM/NW Joint Venture FRAAMSEWRLAXORDMEMBOSIAHLGWIADMSPSEAYVRMEXDTWSFOCDGJFKDELBOMYULYYZATL

Leading SkyTeam Alliance PositionJune 2006 Available Seat Miles Other 46% Oneworld 14% SkyTeam 19% Star 21% SkyTeam #1 or #2 in inter-continent traffic flows

Modernized Fleet A330 787 large RJs better fleet economics improved customer experience growth in critical markets Fleet Modernization Benefits

Significant contributor $950 mil annual revenue Only U.S. passenger carrier operating a freighter network 8% of revenues; other U.S. pax carriers get less than 5%Centered in the Pacific Pacific produces 80% of cargo revenues NWA #2 or #3 Pacific cargo carrier, as measured by capacity Competitors are JAL, FedEx, UPS, Cathay Pacific, etc. Transforming into time-sensitive, full-service provider NWA Cargo

World-Class Facilities and ProductExpanding Detroit WorldGateway New Minneapolis and Tokyo facilities Amsterdam-Schipol leading European hub recognition by J.D. Powers Ability to grow Leading World Business Class product top tier IATA ranking

Technology Leader 1,053 self-service kiosks at 215 airports; 81% check-in $2.2 bil nwa.com sales in 2006 Internet check-in worldwide 100% E-ticket by 2007

Neal Cohen Executive Vice President and CFO

1Q06 Financial Results

1Q06 results showed significant improvement (437) (129) (15.7%) (4.5%) (2.1%) 6.5% Pre-tax ($mil) EBITDAR ($mil) excludes reorganization and unusual items 1Q051Q06187(59)1Q051Q06

1Q06 revenues and costs improved vs. industry Consolidated RASM (% YoY) Mainline CASM ex-fuel (% YoY) excludes unusual items Industry: Network and LCCs 15.512.6IndustryNW(6.7)(0.9)IndustryNW

1Q06 margins improved vs. industry excludes reorganization and unusual items Industry: Network and LCCs 1Q06 Pre-tax Margin (%) 1Q06 Pre-tax Margin Improvement (pts YoY) (4.5)(3.5)IndustryNW5.411.2IndustryNW

1Q06 cash flow: operated cash break-even 12/31/05 unrestricted cash 1,262 Operating cash flow 320 Investing (208) Financing / Other (95) 3/31/06 unrestricted cash 1,279 $ mil

2Q06 Financial Results

2Q06 results showed significant improvement (280) 179 (8.8%) 5.4% 3.0% 14.7% Pre-tax ($mil) excludes reorganization and unusual items EBITDAR ($mil) 2Q052Q06483952Q052Q06

2Q06 Stats Mainline ASMs (bil) 21.6 (9.3) Consolidated ASMs (bil) 23.5 (9.9) Load Factor (%) 87.1 2.9 pts Psgr RASM (cts) 11.25 13.9 Consolidated RASM (cts) 12.03 16.3 CASM ex-Fuel (cts) 7.44 11.0 Fuel Price ($/gal) $2.10 (27.6) 2Q06 % B/(W) YoY excludes unusual items Consistent with plan, capacity down 9.3% versus prior year

2Q06 Passenger Revenue Revenue ahead of plan with a $78 mil increase on 9.3% fewer ASMs 16.3% consolidated 2Q06 YoY % YoY ASMs (mil) Domestic 12,810 (1,596) (11.1) Pacific 5,568 (405) (6.8) Atlantic 3,181 (212) (6.3) System 21,559 (2,213) (9.3) Passenger RASM (cts) Domestic 12.63 1.94 18.1 Pacific 8.81 0.51 6.1 Atlantic 9.97 0.78 8.5 System 11.25 1.37 13.9 Passenger Revenue (mil) Domestic 1,618 78 5.1 Pacific 490 (5) (1.2) Atlantic 317 5 1.6 System 2,425 78 3.3

2Q06 P&L Op Revenue 3,291 3.0% Op Expense 2,996 10.2% Op Income 295 437 Pre-Tax (285) (59) Adj Pre-Tax* 179 459 $ mil 2Q06 B/(W) YoY *excludes reorganization and unusual items $179 mil pre-tax profit excluding $464 mil reorganization items Adj. Pre-Tax (mil)179(280)2Q052Q06

2Q06 Operating Results B/(W) YoY ($ mil) 2Q06 $ % Passenger Revenue 2,425 78 3.3 Regional Carrier Revenue 396 52 15.1 Cargo Revenue 236 (3) (1.3) Other Revenue 234 (31) (11.7) Operating Revenue 3,291 96 3.0 Salaries & Benefits 675 294 30.3 Aircraft Fuel, Oil and Taxes 886 (96) (12.2) Maint., Mtls., & Repair 183 (34) (22.8) Aircraft Rentals 54 49 47.6 Other Rentals & Landing Fees 142 26 15.5 Selling & Marketing 190 33 14.8 Depreciation & Amortization 134 0 0.0 Regional Carrier Expense 366 26 6.6 All Other 366 43 10.5 Operating Expense 2,996 341 10.2 CASM ex-fuel 7.44¢ 0.92¢ 11.0 Consistent with plan, unit costs excluding fuel declined 11%

Double digit improvement in revenues and costs Consolidated RASM (% YoY) Mainline CASM ex-fuel (% YoY) excludes unusual items * The Company anticipates that its year over year improvement in unit revenues will likely decelerate in the second half of 2006 primarily due to RASM improvements achieved in the fourth quarter of 2005 as a result of the Company's network restructuring. Industry: Network and LCCs 16.315.3IndustryNW(11.0)0.8IndustryNW

Double digit improvement in margins excludes reorganization and unusual items Industry: Network and LCCs 2Q06 Pre-tax Margin Improvement (pts YoY) 2Q06 Pre-tax Margin (%) 6.614.2IndustryNW5.95.4IndustryNW

2Q06 Cash Flow: operated cash positive 3/31/06 unrestricted cash 1,279 Operating cash flow 439 Investing (61) Financing / Other (81) 6/30/06 unrestricted cash 1,576 $ mil

2Q06 Balance Sheet: debt restructuring 6/30/05 6/30/06 Net Debt/LTM EBITDAR * post-restructure debt including liabilities subject to compromise as of 6/30/06 ($ bil) 6/05 6/06 Chg B/S Debt 8.9 6.9 (2.0) PV A/C Rent 4.6 2.3 (2.3) Total Debt 13.6 9.3* (4.3) Net Debt 11.4 7.6 (3.8) LTM EBITDAR (mil) 338 786 448 9.733.7

First half 2006 results (717) 50 (12.0%) 0.8% 0.6% 10.8% Pre-tax ($mil) excludes reorganization and unusual items EBITDAR ($mil) 1H051H06670 36 1H051H06

Restructuring

Competitive Restructured Labor Costs Mainline Labor CASM excluding unusual items (1H06), DL (Jan-May) Seat weight stage-length adjusted to NW Pre- restructure Post-restructure 4.23.83.43.33.02.52.42.11.6~2.5NWAAUACODLNWUS/HPWNB6FL

On track to realizing targeted annual savings of $400 million Aircraft Debt / Lease Annual Savings P&L ($ mil) Completed Restructurings $205 Rejections 115 Total $320 Remaining ~80 – Restructurings / Rejections / Fresh Start Total Savings ~$400

Debt substantially reduced from renegotiations / rejections when fully completed Debt / Revenue $13.6B $9.2B Debt Industry at 3/31/06; NW post-restructuring 1.20.70.9NW Pre-restructureNW Post-restructureIndustry

76-seat RJs economical for NW small and medium hub markets Step function improvement Mainline comfort RJ economics Dual Class 12 first class seats at 36” pitch 64 coach class seats at 31” – 34” No middle seats 2006 order / 2007 deliveries begin 76-seat regional jets

Fuel $75/bbl long-term outlook Executed hedge for 25% of Jul-Dec 06 requirements $79.40 ceiling, $65 floor (collar) No hedges in place for 2007 or beyond Each $1/bbl change in oil = $42 mil annually

Continued Strong Revenue Mainline Psgr RASM (1H06), DL (Jan-May) Seat weight stage-length adjusted to NW 8.06.97.49.210.79.310.811.411.8UACOAANWDLUS/HPB6FLWN

Competitive Restructured Costs Mainline CASM excluding fuel and unusual items, including non-op expense (1H06), DL (Jan-May) Seat weight stage-length adjusted to NW Pre- restructure Post-restructure 9.49.18.78.58.17.26.04.84.7~7.8-7.9UANWCOAADLNWUS/HPB6FLWN

On-track to profitability Breakeven $800 mil ($1.7) bil Pre-restructuring loss Post-restructuring profit Initiatives

Transaction Overview Citigroup

Transaction Overview Raise $1,225 mil senior secured credit facility (the “Facility”) Key features of the Facility: Structured as a 24-month DIP facility (the “DIP Facility”) that can be converted in to a five-year senior secured exit facility (the “Exit Facility”) Secured by a first lien on NWA’s Pacific routes Comprised of a $250 mil revolver (the “Revolver Facility”) and a $975 mil term loan (the “Term Loan Facility”) Proceeds will be used: To refinance the Company’s prepetition credit facility To provide incremental liquidity For working capital and general corporate purposes

Transaction Overview (continued) Estimated sources and uses follow below: The Facility will be secured by a first lien on NW’s Pacific routes (the “Routes”) Facility’s lien will rank pari-passu with U.S. Bank’s existing $150 mil first lien supporting certain U.S. Bank obligations The DIP Facility will have a super-priority claim status during Ch. 11 which will fall away upon conversion to the Exit Facility $1,225 Total $1,225 Total 225 Excess liquidity Before Fees and expenses Repay Prepetition Facility Uses Facility Sources $1,225 $MM $975 $MM

Exit Conditions Conversion to the Exit Facility dependent on: A confirmed plan of reorganization Projected financial covenant compliance Updated collateral appraisal showing that the market value of the collateral is at least 1.5x the aggregate amount of secured obligations Annual labor savings of at least $1.3 bil Cash liquidity and unused availability under any committed credit facilities of at least $2.0 bil Pension relief through legislation or plan termination Moody’s and S&P ratings of the Facility The perfection of a 1st priority security interest on collateral

Summary of the Facility To provide working capital, for general corporate purposes, to repay the $975 million Prepetition Facility, to provide incremental liquidity, and to pay related transaction costs, fees and expenses Purpose Earlier of: (i) 24 months after the closing date if the Exit Conditions have not been satisfied, and (ii) at least five (5) years after the date the Exit Conditions are satisfied, no more than seven (7) years in total Termination Date $1,225 million Facility allocated as follows: Term Loan – a $975 million Term Loan Facility, amortizing at 1% per year Revolver – a $250 million Revolving Credit Facility fully drawn on the closing date and which shall not be repaid and re-borrowed until after satisfaction of the Exit Conditions Structure Priority and Security Guarantors Borrower During Chapter 11 Case: 1st priority perfected lien on the Company’s Pacific Routes with super-priority claim status Following the satisfaction of the Exit Conditions: 1st priority perfected lien on Pacific Routes The Borrower’s parents (the “Guarantors”) Northwest Airlines, Inc. (the “Borrower”)

Summary of the Facility (continued) Usual and customary for this type of transaction Mandatory Prepayments State of New York Governing Law Minimum collateral coverage of 1.5x Minimum unrestricted cash of $750 million Quarterly minimum EBITDAR / (interest + rent), with levels indicated below: Q4’06: 1.15x Q1’07: 1.20x Q2’07: 1.30x Q3’07: 1.40x Q4’07 & thereafter: 1.50x Financial Covenants Usual and customary for this type of transaction Negative Covenants 50 bps per annum Undrawn Pricing L + 250 bps initially and, following the satisfaction of the Exit Conditions: L + 250 bps if collateral coverage > 1.75x L + 300 bps if collateral coverage ≤ 1.75x Drawn Pricing

Collateral Overview The table below highlights collateral asset coverage using the estimated range of current market values: Morten Beyer & Agnew (“MBA”) has performed a valuation of the Company’s Pacific Routes, which includes both passenger and all-cargo operations MBA’s methodology involved discounting projected after-tax cash flows associated with these routes The range of current market values (based on a range of discount rates) is $3.252 bil to $4.094 bil 34% $1,375 150 $1,225 $4,094 High 150 U.S. Bank pari-passu lien $1,375 Total first lien 42% $1,225 $3,252 Low Loan to Value Senior secured Facility CMV of Pacific Routes (Dollars in millions)

Execution Time Table Bank meeting in New York Commitment letters and administrative details reply form due by 5:00PM New York time Comments on draft documents due by 5:00PM New York time Allocation of commitments Closing documentation delivered to committed lenders Closing and effectiveness 31 30 29 28 27 26 25 24 23 22 21 20 19 18 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1 S F T W T M S August 2006 August 7, 2006 August 17, 2006 August 18, 2006 August 18, 2006 August 21, 2006